March 15, 2002



              Supplement to the Statement of Additional Information
                             for Pioneer Europe Fund

The following replaces the section referenced below under "Investment policies, risks and restrictions."

Non-fundamental Investment Restrictions

The following lists non-fundamental investment restrictions applicable to the fund. These non-fundamental restrictions may be changed by a vote of the Board of Trustees without shareholder approval.

The fund may not purchase securities on margin or make short sales unless by virtue of its ownership of other securities, the fund has the right to obtain, without payment of additional consideration, securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, except that the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities and in connection with transactions involving forward foreign currency exchange transactions, options, futures contracts and options on futures contracts.

The fund will not purchase securities while outstanding borrowings exceed 5% of the fund's total assets.